EXHIBIT 10.1

FOURTH AMENDED AND RESTATED GUARANTEE

July 14, 2011

Wells Fargo Bank, National Association
One Boston Place, 18th Floor
Boston, MA 02108

Ladies and Gentlemen:

Charming Shoppes of Delaware, Inc., a Pennsylvania corporation (“CS Delaware”), CSI Industries, Inc., a Delaware corporation (“CSI”), FB Apparel, Inc., an Indiana corporation (“FB Apparel”), Catherines Stores Corporation, a Tennessee corporation (“Catherines”), Lane Bryant, Inc., a Delaware corporation (“LBI”), and Charming Shoppes, Inc., a Pennsylvania corporation (“Parent”, and together with CS Delaware, CSI, FB Apparel, Catherines, and LBI, each individually, a “Loan Agreement Borrower” and collectively, “Loan Agreement Borrowers”) have entered into financing arrangements with Wells Fargo Bank, National Association, successor by merger to Wells Fargo Retail Finance, LLC, as agent (in such capacity, “Agent”) for itself and the financial institutions from time to time party to the Loan Agreement (as hereinafter defined) as lenders, and the lenders from time to time party to the Loan Agreement (collectively, “Lenders”) pursuant to which Agent and Lenders make loans and advances and provide other financial accommodations to Loan Agreement Borrowers as set forth in the Fourth Amended and Restated Loan and Security Agreement, dated of even date herewith, by and among Agent, Lenders, Loan Agreement Borrowers, Guarantors (as hereinafter defined) and Charming Shoppes of Delaware, Inc., as administrative borrower (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Guarantee, the Trade Financing Agreement [Security Agreement], dated as of August 16, 2001, by and among Agent, CS Delaware, as agent, Sentani Trading Limited (“Sentani”), Trimoland Limited (“Trimoland”), Huambo Limited (“Huambo” and, together with CS Delaware, Sentani, Trimoland, Huambo, each individually, a “Trade Finance Borrower” and collectively, “Trade Finance Borrowers”; Trade Finance Borrowers and Loan Agreement Borrowers are sometimes referred to herein each, individually as a “Borrower” and collectively, as “Borrowers”), and the Letter of Credit Reimbursement Agreement, dated as of August 16, 2001, between Agent and CS Insurance Ltd. (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”).  All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement.

Due to the close business and financial relationships among Borrowers and each of the entities listed on the signature pages hereto and Exhibit A hereto (each, individually, a “Loan Agreement Guarantor” and together with Loan Agreement Borrowers, each, individually, a “Guarantor” and, collectively, “Guarantors”), in consideration of the benefits which will accrue to Guarantors and as an inducement for and in consideration of Agent and Lenders entering into the Loan Agreement and continuing to make loans and advances and provide other financial accommodations to Loan Agreement Borrowers and the Trade Finance Borrowers pursuant to the Loan Agreement and the other Financing Agreements, each Guarantor hereby jointly and severally agrees in favor of Agent and Lenders as follows:

1.  Guarantee.

(a)  Each Guarantor absolutely and unconditionally, jointly and severally, guarantees and agrees to be liable for the full payment and performance when due of the following (all of which are collectively referred to herein as the “Guaranteed Obligations”): any and all Loans, Letter of Credit Obligations and all other obligations, liabilities and Indebtedness of every kind, nature and description owing by each Borrower, Guarantor, Additional L/C Debtor and other Obligor (as hereinafter defined) to Agent or any Lender or Issuing Bank, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, arising under the Loan Agreement or the other Financing Agreements or on account of any Letter of Credit and all other Letter of Credit Obligations, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Loan Agreement or after the commencement of any case with respect to any or all Borrowers, Guarantors and Additional L/C Debtors under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured.

(b)  This Guarantee is a guaranty of payment and not of collection.  Each Guarantor agrees that Agent and Lenders need not attempt to collect any Guaranteed Obligations from any Borrower or other Obligor or to realize upon any collateral, but may require any Guarantor to make immediate payment of all of the Guaranteed Obligations to Agent and Lenders when due, whether by maturity, acceleration or otherwise, or at any time thereafter.  Agent, for and on behalf of Lenders may apply any amounts received in respect of the Guaranteed Obligations to any of the Guaranteed Obligations, in whole or in part and in such order as set forth in the Loan Agreement.

(c)  Payment by Guarantors shall be made to Agent, for the benefit of Lenders, at the office of Agent from time to time on demand as Guaranteed Obligations become due.  Guarantors shall make all payments to Agent on the Guaranteed Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind.  One or more successive or concurrent actions may be brought hereon against any Guarantor either in the same action in which a Borrower or any of the other Guarantors is sued or in separate actions.  In the event any claim or action, or action on any judgment, based on this Guarantee is brought against any Guarantor, each Guarantor agrees not to deduct, set-off, or seek any counterclaim (other than compulsory counterclaims) for or recoup any amounts which are or may be owed by Agent or any Lender to any Guarantor.

2.  Waivers and Consents.

(a)  Notice of acceptance of this Guarantee, the making of loans and advances and providing other financial accommodations to any Borrower and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which a Borrower or any Guarantor is entitled is hereby waived by each Guarantor.  Each Guarantor also waives notice of and hereby consents to, (i) any amendment, modification, supplement, extension, renewal, or restatement of the Loan Agreement and any of the other Financing Agreements, including, without limitation, extensions of time of payment of or increase or decrease in the amount of any of the Guaranteed Obligations, the interest rate, fees, other charges, or any collateral, and the guarantee made herein shall apply to the Loan Agreement and the other Financing Agreements and the Guaranteed Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased, (ii) the taking, exchange, surrender and releasing of collateral or guarantees now or at any time held by or available to Agent or any Lender for the obligations of Borrowers or any other party at any time liable on or in respect of the Guaranteed Obligations or who is the owner of any property which is security for the Guaranteed Obligations (individually, an “Obligor” and collectively, the “Obligors”), including, without limitation, the surrender or release by Agent or any Lender of any Guarantor hereunder, (iii) the exercise of, or refraining from the exercise of any rights against any Borrower, any Guarantor or any other Obligor or any collateral, (iv) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Guaranteed Obligations and (v) any financing by Agent or any Lender of any Borrower under Section 364 of the United States Bankruptcy Code or consent to the use of cash collateral by Agent or any Lender under Section 363 of the United States Bankruptcy Code.  Each Guarantor agrees that the amount of the Guaranteed Obligations shall not be diminished and the liability of Guarantors hereunder shall not be otherwise impaired or affected by any of the foregoing.

(b)  No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defense to this Guarantee, nor shall any other circumstance which might otherwise constitute a defense available to or legal or equitable discharge of a Borrower in respect of any of the Guaranteed Obligations, or any Guarantor in respect of this Guarantee, affect, impair or be a defense to this Guarantee.  Without limitation of the foregoing, the liability of Guarantors hereunder shall not be discharged or impaired in any respect by reason of any failure by Agent or any Lender to perfect or continue perfection of any lien or security interest in any collateral or any delay by Agent or any Lender in perfecting any such lien or security interest.  As to interest, fees and expenses, whether arising before or after the commencement of any case with respect to a Borrower under the United States Bankruptcy Code or any similar statute, Guarantors shall be liable therefor, even if a Borrower’s liability for such amounts does not, or ceases to, exist by operation of law.  Each Guarantor acknowledges that neither Agent nor any Lender has made any representations to any Guarantor with respect to a Borrower, any other Obligor or otherwise in connection with the execution and delivery by Guarantors of this Guarantee and Guarantors are not in any respect relying upon Agent or any Lender or any statements by Agent or any Lender in connection with this Guarantee.

(c)  Each Guarantor hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against a Borrower, any collateral for the Guaranteed Obligations or other assets of a Borrower or any other Obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect to sums paid or payable to Agent or any Lender by each Guarantor hereunder and each Guarantor hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which Guarantors might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by or collected or due from Guarantors, a Borrower or any other Obligor upon the Guaranteed Obligations or realized from their property.

3.  Subordination.  Payment of all amounts now or hereafter owed to Guarantors by any other Obligor is hereby subordinated in right of payment to the full and final payment to Agent and Lenders of the Guaranteed Obligations and all such amounts and any security and guarantees therefor are hereby assigned to Agent, for the benefit of Lenders, as security for the Guaranteed Obligations, except as may otherwise be permitted in the Loan Agreement prior to the occurrence of an Event of Default.

4.  Acceleration.  Notwithstanding anything to the contrary contained herein or any of the terms of any of the other Financing Agreements, the liability of Guarantors for the entire Guaranteed Obligations shall mature and become immediately due and payable upon demand by Agent of payment made upon a Guarantor (which demand is waived and shall not be required if Agent or any Lender is stayed or enjoined from making such demand by order of any court of competent jurisdiction or by the provisions of the United States Bankruptcy Code or other applicable statute), even if the liability of a Borrower or any other Obligor therefor does not otherwise so mature or become immediately due and payable, upon the occurrence of any Event of Default under the Loan Agreement.

5.  Account Stated.  The books and records of Agent or any Lender showing the account between Agent or any Lender and a Borrower shall be admissible in evidence in any action or proceeding against or involving Guarantors as prima facie proof of the items therein set forth, absent manifest error, and the monthly statements of Agent rendered to any Borrower, to the extent to which no written objection is made within thirty (30) days from the date of sending thereof to such Borrower, shall be deemed conclusively correct absent manifest error and constitute an account stated between Lender and a Borrower and be binding on Guarantors.

6.  Termination.  This Guarantee is continuing, unlimited, absolute and unconditional.  All Guaranteed Obligations shall be conclusively presumed to have been created in reliance on this Guarantee.  Each Guarantor shall continue to be liable hereunder until one of Agent’s officers actually receives a written termination notice from a Guarantor sent to Agent at its address set forth above by certified mail, return receipt requested and thereafter as set forth below.  Such notice received by Agent from any Guarantor shall not constitute a revocation or termination of this Guarantee as to any of the other Guarantors.  Revocation or termination hereof by any Guarantor shall not affect, in any manner, the rights of Agent or any Lender or any obligations or duties of any of Guarantors (including the Guarantor which may have sent such notice except with respect to such Guarantor as otherwise provided in the Loan Agreement) under this Guarantee with respect to (a) Guaranteed Obligations which have been created, contracted, assumed or incurred prior to the receipt by Agent of such written notice of revocation or termination as provided herein, including, without limitation, (i) all amendments, extensions, renewals and modifications of such Guaranteed Obligations (whether or not evidenced by new or additional agreements, documents or instruments executed on or after such notice of revocation or termination), (ii) all interest, fees and similar charges accruing or due on and after revocation or termination in accordance with the Loan Agreement, and (iii) all attorneys’ fees and legal expenses, costs and other expenses paid or incurred on or after such notice of revocation or termination in attempting to collect or enforce any of the Guaranteed Obligations against a Borrower, any Guarantor or any other Obligor (whether or not suit be brought) in accordance with the Loan Agreement, or (b) Guaranteed Obligations which have been created, contracted, assumed or incurred after the receipt by Agent of such written notice of revocation or termination as provided herein pursuant to any contract entered into by Agent or any Lender prior to receipt of such notice.  The sole effect of such revocation or termination by any of Guarantors shall be to exclude from this Guarantee the liability of such Guarantor for those Guaranteed Obligations arising after the date of receipt by Agent of such written notice which are unrelated to Guaranteed Obligations arising or transactions entered into prior to such date except as otherwise provided in the Loan Agreement.  Without limiting the foregoing, this Guarantee may not be terminated and shall continue so long as the Loan Agreement shall be in effect (whether during its original term or any renewal, substitution or extension thereof). Nothing contained herein shall limit or affect the provisions requiring a release of a Guarantor in connection with and upon consummation of a transaction permitted under the Loan Agreement, including without limitation Sections 9.7 or 9.8 thereof.

7.  Reinstatement.  If after receipt of any payment of, or proceeds of collateral applied to the payment of, any of the Guaranteed Obligations, Agent or any Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Guaranteed Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Guarantee shall continue in full force and effect as if such payment or proceeds had not been received by Agent.  Each Guarantor shall be liable to pay to Agent and does indemnify and hold Agent and Lenders harmless for the amount of any payments or proceeds surrendered or returned.  This Section 7 shall remain effective notwithstanding any contrary action which may be taken by Agent or any Lender in reliance upon such payment or proceeds.  This Section 7 shall survive the termination or revocation of this Guarantee.

8.  Amendments and Waivers.  Neither this Guarantee nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Agent and Lenders.  Agent or Lenders shall not by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Agent and Lenders.  Any such waiver shall be enforceable only to the extent specifically set forth therein.  A waiver by Agent or Lenders of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Agent or Lenders would otherwise have on any future occasion, whether similar in kind or otherwise.

9.   Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

(a)  The validity, interpretation and enforcement of this Guarantee and any dispute arising out of the relationship between any Guarantor and Agent and Lenders, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

(b)  Each Guarantor hereby irrevocably consents and submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York, County of New York and the United States District Court for the Southern District of New York and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Guarantee or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of any Guarantor, Agent and Lenders in respect of this Guarantee or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship among any Guarantor, any Borrower, Agent and Lenders or the conduct of any such persons in connection with this Guarantee, the other Financing Agreements or otherwise shall be heard only in the courts described above (except that Agent and Lenders shall have the right to bring any action or proceeding against any Guarantor or its property in the courts of any other jurisdiction which Agent or any Lender deems necessary or appropriate in order to realize on collateral at any time granted by a Borrower or any Guarantor to Agent, for the benefit of Lenders, or to otherwise enforce Agent’s and Lenders’ rights against any Guarantor or its property).

(c)  Each Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to Charming Shoppes of Delaware, Inc., at its address set forth on the signature pages hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Agent’s option, by service upon any of Guarantors in any other manner provided under the rules of any such courts.  Within thirty (30) days after such service, any Guarantor so served shall appear in answer to such process, failing which such Guarantor shall be deemed in default and judgment may be entered by Agent against such Guarantor for the amount of the claim and other relief requested.

(d)  EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS GUARANTEE OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY GUARANTOR AND AGENT OR ANY LENDER IN RESPECT OF THIS GUARANTEE OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.  EACH GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY GUARANTOR OR AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF SUCH GUARANTOR, AGENT AND LENDERS TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(e) Agent and Lenders shall not have any liability to Guarantors (whether in tort, contract, equity or otherwise) for losses suffered by Guarantors in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Guarantee, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Agent or such Lender that the losses were the result of acts or omissions constituting gross negligence or willful misconduct.  In any such litigation, Agent and each Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of the Loan Agreement and the other Financing Agreements.

10.  Notices.  All notices, requests and demands hereunder shall be in writing and (a) made to Agent at its address set forth above and to each Guarantor in accordance with the Loan Agreement, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

11.  Partial Invalidity.  If any provision of this Guarantee is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Guarantee as a whole, but this Guarantee shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

12.  Entire Agreement.  This Guarantee represents the entire agreement and understanding of this parties concerning the subject matter hereof, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

13.  Successors and Assigns.  This Guarantee shall be binding upon Guarantors and their respective successors and assigns and shall inure to the benefit of Agent, Lenders and their respective successors, endorsees, transferees and assigns.  The liquidation, dissolution or termination of any of Guarantors shall not terminate this Guarantee as to such entity or as to any of the other Guarantors.

14.  Construction.  All references to the term “Guarantors” wherever used herein shall mean each and all Guarantors and their respective successors and assigns, individually and collectively, jointly and severally (including, without limitation, any receiver, trustee or custodian for any Guarantor or any Guarantor's assets or any Guarantor in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code).  All references to the term “Agent” wherever used herein shall mean Agent and its successors and assigns and all references to the term “Borrowers” wherever used herein shall mean each and all of Borrowers and their respective successors and assigns (including, without limitation, any receiver, trustee or custodian for any Borrower or any Borrower's assets or any Borrower in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code).  All references to the term “Person” or “person” wherever used herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.  All references to the plural shall also mean the singular and to the singular shall also mean the plural.

15.  Amendment and Restatement of Existing Guarantee.  Each Guarantor hereby acknowledges, confirms and agrees that the Third Amended and Restated Guarantee, dated July 31, 2009 by certain Guarantors in favor of Agent and Lenders, as in effect immediately prior to the date hereof (the “Existing Guarantee”), is in full force and effect on the date hereof as to the Guarantors party hereto and that the obligations of each Guarantor thereunder (other than any Guarantor thereunder which is not also a party hereto) are valid, binding and enforceable against it in accordance with the terms thereof on the date hereof.  This Guarantee is an amendment and restatement of the Existing Guarantee, the terms and conditions of which are superseded in their entirety by the terms and conditions hereof.  The amendment and restatement contained herein shall not, in any manner, be construed or constitute payment of, or impair, limit, cancel or extinguish the obligations, liabilities or indebtedness evidenced by or arising under the Existing Guarantee or constitute a novation with respect thereto.

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IN WITNESS WHEREOF, each of Guarantors has executed and delivered this Guarantee as of the day and year first above written.

CHARMING SHOPPES, INC.

By: _____________________________
Name: Eric M. Specter
Title: Executive Vice President

CHARMING SHOPPES OF DELAWARE, INC.
By: _____________________________
Name: Eric M. Specter
Title: Vice President

CSI INDUSTRIES, INC.

By: _____________________________
Name: Eric M. Specter
Title: President

FB APPAREL, INC.
By: _____________________________
Name: Eric M. Specter
Title: President

LANE BRYANT, INC.

By: _____________________________
Name: Eric M. Specter
Title: Vice President

CATHERINES STORES CORPORATION
By: _____________________________
Name: Eric M. Specter
Title: Vice President

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CSPE, LLC

By: Charming Shoppes of Delaware, Inc.
Its: Sole Member

By: __________________________
Name: Eric M. Specter
Title: Vice President

CATHERINES PARTNERS-INDIANA, LLP

By: Catherines Stores of Indiana, Inc.
Its: Managing Partner

By: __________________________
Name: Eric M. Specter
Title: President

CATHERINES PARTNERS-WASHINGTON, G.P.

By: Catherines, Inc.
Its: Managing Partner

By: __________________________
Name: Eric M. Specter
Title: Vice President

FOR EACH ENTITY LISTED ON SCHEDULE 1.93A TO THE LOAN AGREEMENT

By: __________________________
Name: Eric M. Specter
Title: Authorized Officer in the capacity shown on Schedule 1.93A to the Loan Agreement

[SIGNATURES CONTINUED ON NEXT PAGE]

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FASHION BUG #2421, LLC

By: CSGC, Inc.
Its: Sole Member

By: __________________________
Name: Colin D. Stern
Title: Vice President

CATHERINES #5163, LLC

By: CSGC, Inc.
Its: Sole Member

By: __________________________
Name: Colin D. Stern
Title: Vice President

LANE BRYANT #6898, LLC

By: CSGC, Inc.
Its: Sole Member

By: __________________________
Name: Colin D. Stern
Title: Vice President

FOR EACH ENTITY LISTED ON SCHEDULE 1.93B TO THE LOAN AGREEMENT

By: __________________________
Name: Colin D. Stern
Title:Authorized Officer in the capacity shown on Schedule 1.93B to the Loan Agreement

EXHIBIT A

Name of Entity	Title

ARIZONA MAIL ORDER COMPANY, INC.	Vice President
BEDFORD FAIR APPAREL, INC.	Vice President
CATHERINES C.S.A.C, INC.	President
CATHERINES C.S.I.C., INC.	President
CATHERINES OF CALIFORNIA, INC.	President
CATHERINES OF NEVADA, INC.	President
CATHERINES OF PENNSYLVANIA, INC.	President
CATHERINES STORES OF INDIANA, INC.	President
CATHERINES STORES OF TEXAS, INC.	President
CATHERINES WOMAN DELAWARE, INC.	President
CATHERINES WOMAN MICHIGAN, INC.	President
CATHERINES, INC.	Vice President
CHARM-FIN STORES, INC.	President
CHARMING DIRECT, INC.	President
CHARMING SHOPPES INTERACTIVE, INC.	President
CHESTNUT ACQUISITION SUB, INC.	Vice President
CS INVESTMENT COMPANY	President
CSD ACQUISITION CORP.	President
C.S.I.C., INC.	President
CSIM, INC.	President
EXECUTIVE FLIGHTS, INC.	President
FASHION BUG OF CALIFORNIA, INC.	President
FB CLOTHING, INC.	President
FIGI’S BUSINESS SERVICES, INC.	Vice President
FIGI’S GIFTS, INC.	Vice President
FIGI’S MAIL ORDER GIFTS, INC.	Vice President
FIGI’S INC.	Vice President
FSHC, INC.	President
FBRC, INC.	President
LANE BRYANT PURCHASING CORP.	President
L M & B CATALOG, INC.	Vice President
MODERN WOMAN CATALOG, INC.	President
MODERN WOMAN HOLDINGS, INC.	President
MODERN WOMAN SPECIALTY, INC.	President
MONTEREY BAY CLOTHING COMPANY, INC.	Vice President
SIERRA NEVADA FACTORING, INC.	Vice President

A-1

By and on behalf of each CATHERINES OPERATING STORE CORPORATION listed on the attached Exhibit A-1	President
By and on behalf of each CATHERINES OPERATING STORE LLC listed on the attached Exhibit A-1	President
By and on behalf of each FASHION BUG OPERATING STORE CORPORATION listed on the attached Exhibit A-1	President
By and on behalf of each FASHION BUG OPERATING STORE LLC listed on the attached Exhibit A-1	President
By and on behalf of each LANE BRYANT OPERATING STORE CORPORATION listed on the attached Exhibit A-1	President
By and on behalf of each LANE BRYANT OPERATING STORE LLC listed on the attached Exhibit A-1	President

A-2